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TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica BlackRock Tactical Allocation VP

1801 California Street, Suite 5200

Denver, CO 80202

September 30, 2019

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for Transamerica BlackRock Tactical Allocation VP (the “Portfolio”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Portfolio. We encourage you to store this document with your Transamerica investment information.

Prior to July 1, 2019, BlackRock Investment Management, LLC (“BIM”) served as the sub-adviser to all Transamerica funds sub-advised by a BlackRock entity, with the exception of the Portfolio, which was sub-advised by BlackRock Financial Management, Inc. (“BFM” and together with BIM, “BlackRock”). BlackRock recommended to Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, that it would be favorable to have all Transamerica funds, including the Portfolio, sub-advised by a single BlackRock sub-adviser. The Board unanimously approved BIM as the Portfolio’s new sub-adviser, effective as of July 1, 2019. Based on the information provided by TAM and BlackRock, the Board concluded that the change in sub-adviser was in the best interests of the Portfolio and its investors. TAM will continue to serve as the Portfolio’s investment manager. In approving the new sub-advisory agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolio. The enclosed Information Statement provides information regarding the new sub-advisory agreement.

If you have any questions, please call the following number between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-800-851-9777.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Tactical Allocation VP

September 30, 2019

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Series Trust (the “Trust”) to the contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica BlackRock Tactical Allocation VP (the “Portfolio”). The Trust is organized as a Delaware statutory trust.

Prior to July 1, 2019, BlackRock Investment Management, LLC (“BIM”) served as the sub-adviser to all Transamerica funds sub-advised by a BlackRock entity, with the exception of the Portfolio, which was sub-advised by BlackRock Financial Management, Inc. (“BFM” and together with BIM, “BlackRock”). BlackRock recommended to Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, that it would be favorable to have all Transamerica funds, including the Portfolio, sub-advised by a single BlackRock sub-adviser. The Board unanimously approved BIM as the Portfolio’s new sub-adviser effective as of July 1, 2019.

This Information Statement provides information regarding the approval by the Board of the new sub-adviser for the Portfolio. Effective July 1, 2019, the Portfolio is sub-advised by BIM pursuant to a new sub-advisory agreement between TAM and BIM (the “New Sub-Advisory Agreement”). A copy of the New Sub-Advisory Agreement is attached hereto as Exhibit A.

Prior to July 1, 2019, BFM served as the sub-adviser to the Portfolio. In connection with the change in sub-adviser, BlackRock confirmed the Portfolio’s portfolio managers would be unchanged. TAM continues to serve as the Portfolio’s investment manager. In approving the New Sub-Advisory Agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolio.

This Information Statement is provided in lieu of a proxy statement to the Portfolio’s investors as of July 1, 2019 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining investor approval. Pursuant to the Order, however, the Portfolio is required to provide certain information about a new sub-advisory agreement to its investors.

A Notice of Internet Availability of the Information Statement is being mailed on or about September 30, 2019. BIM will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to investors.

The annual report of the Portfolio is sent to investors of record following the Portfolio’s fiscal year end. The fiscal year end of the Portfolio is December 31. The Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to an investor upon request. Such requests should be directed to the Portfolio by calling toll free 1-800-851-9777, or writing to the Portfolio at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of the Portfolio are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Information Statement, as applicable, may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least March 30, 2020 at https://www.transamerica.com/media/tf-bfm-to-bim-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-800-851-9777.

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Tactical Allocation VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to investors in the Portfolio of a recent change in the sub-adviser of the Portfolio. The Board, upon the recommendation of TAM, has approved the New Sub-Advisory Agreement between TAM and BIM, on behalf of the Portfolio.

The Portfolio has obtained exemptive relief from the SEC that permits TAM to enter into a new sub-advisory agreement, subject to Board approval and without investor approval under certain circumstances. Pursuant to the exemptive order, the Portfolio has agreed to provide certain information regarding the new sub-advisory agreement.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to the Portfolio’s investors in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Portfolio. TAM recommended to the Board the replacement of BFM with BIM and has entered into the New Sub-Advisory Agreement with BIM on behalf of the Portfolio. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for the Portfolio, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why did TAM recommend and the Board approve the New Sub-Advisory Agreement with BIM?

A.

After discussion, the Board approved the appointment of BIM as the new sub-adviser to the Portfolio in replacement of BFM. The terms of the New Sub-Advisory Agreement are substantially similar to the material terms of the prior sub-advisory agreement between TAM and BFM (the “BFM Sub-Advisory Agreement”). The services provided by BIM and the sub-advisory fee rates payable to BIM under the New Sub-Advisory Agreement are the same as those under the BFM Sub-Advisory Agreement. In addition, there is expected to be no diminution in the nature, extent and quality of the services provided to the Portfolio as a result of the change in sub-adviser from BFM to BIM. BlackRock has confirmed to TAM that it will retain the same investment processes, portfolio managers, key personnel and other support systems as under the BFM Sub-Advisory Agreement. After discussion, the Board approved BIM as the Portfolio’s sub-adviser and the New Sub-Advisory Agreement. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes BlackRock and the terms of the New Sub-Advisory Agreement.

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Portfolio pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 19-20, 2019. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides the Portfolio with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Portfolio’s securities and other investments consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Portfolio, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Portfolio under the Management Agreement are not expected to change in light of the change in sub-adviser for the Portfolio.

No officer or Board Member of the Portfolio is a director, officer or employee of BlackRock. No officer or Board Member of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in BlackRock or any other person controlling, controlled by or under common control with BlackRock. Since the Record Date, none of the Board Members of the Portfolio have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which BlackRock or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

From May 1, 2009 to July 1, 2019, BFM served as sub-adviser to the Portfolio. BFM is located at 55 East 52nd Street New York, NY 10055. BFM provided sub-advisory services to the Portfolio pursuant to the BFM Sub-Advisory Agreement. As sub-adviser to the Portfolio, BFM was responsible for sub-advising the assets of the Portfolio in a manner consistent with the terms of the BFM Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The BFM Sub-Advisory Agreement dated May 1, 2009, as amended, was last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. The BFM Sub-Advisory Agreement was initially approved by the Board, including a majority of the Independent Board Members, on February 11, 2009.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to BIM under the New Sub-Advisory Agreement and the sub-advisory fees paid by TAM to BFM under the BFM Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the New Sub-Advisory Agreement was approved by the Board at a meeting held on June 19-20, 2019, and was effective as of July 1, 2019. The New Sub-Advisory Agreement has an initial term of one year from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the New Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio.

The terms of the BFM Sub-Advisory Agreement and those of the New Sub-Advisory Agreement are substantially similar. The sub-advisory fee rates payable by TAM to BIM under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee rates paid by TAM to BFM under the BFM Sub-Advisory Agreement.

Under the terms of the New Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, and consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, BIM shall direct the asset allocation strategy and the investment decisions to implement such strategy for the Portfolio in accordance with the target level of equity exposure as determined by TAM by the proprietary dynamic asset allocation model from Transamerica Capital Management. The BFM Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by BIM upon 90 days’ advance written notice to TAM; and (iii) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) by BIM and shall not be assignable by TAM without the consent of BIM. The BFM Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement states that BIM shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that BIM is not protected against any liability to TAM or the Portfolio to which BIM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The BFM Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement requires BIM to make certain representations and covenants, including concerning BIM’s review of the Portfolio’s registration statement, the registration statement disclosure being consistent with the manner in which BIM is managing the Portfolio, and BIM’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The BFM Sub-Advisory Agreement did not contain these provisions.

The New Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act. The BFM Sub-Advisory Agreement contained the same provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The summary of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee rate payable by the Portfolio to TAM remain the same. Under the Management Agreement, the Portfolio currently pays TAM on an annual basis the following management fee based on its average daily net assets:

First $1 billion	0.13%
Over $1 billion up to $2 billion	0.11%
Over $2 billion up to $3 billion	0.105%
In excess of $3 billion	0.10%

Management fees are accrued daily and paid by the Portfolio monthly. As of June 30, 2019, the net assets of the Portfolio were $1,426,987,085.

SUB-ADVISORY FEES

The New Sub-Advisory Agreement’s fee schedule is identical to that of the BFM Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, TAM (not the Portfolio) pays BIM the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

First $1 billion	0.10%
Over $1 billion	0.08%

The following table shows the management fees paid to TAM and sub-advisory fees paid by TAM (with and without regard to waivers/expense reimbursements and recapture) to BFM pursuant to the BFM Sub-Advisory Agreement for the fiscal year ended December 31, 2018.

Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to BFM
$1,887,497	N/A	$1,887,497	$1,427,272

INFORMATION REGARDING THE SUB-ADVISER

BIM, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. BlackRock, Inc.’s principal place of business is 55 East 52nd Street New York, NY 10055. As of June 30, 2019, BlackRock, Inc. had approximately $6.8 trillion in total assets under management. BIM’s principal business address is 1 University Square Drive, Princeton, NJ 08540.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Philip Green	BlackRock Investment Management, LLC	Portfolio Manager of the Portfolio since 2009; Portfolio Manager with BlackRock Financial Management, Inc. since 1999; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

Michael Pensky	BlackRock Investment Management, LLC	Portfolio Manager of the Portfolio since 2016; Portfolio Manager with BlackRock Financial Management, Inc. since 2015; Vice President; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of BlackRock as of June 30, 2019. The principal address of each individual as it relates to his or her duties at BIM is the same as that of BFM.

Name	Position with BlackRock
Laurence Douglas Fink	Chief Executive Officer
Robert Steven Kapito	President
Christopher Meade	Chief Legal Officer
Gary Stephen Shedlin	Chief Financial Officer
Robert Lawrence Goldstein	Chief Operating Officer
Charles Choon Sik Park	Chief Compliance Officer

Management Activities. BlackRock does not act as an adviser or sub-adviser for any registered investment companies or series of a registered investment company with investment objectives similar to the Portfolio.

EVALUATION BY THE BOARD

At a meeting of the Board of the Trust held on June 19-20, 2019, the Board considered the approval of a New Sub-Advisory Agreement between TAM and BIM, on behalf of the Portfolio. The Board Members noted that the terms of the New Sub-Advisory Agreement were substantially similar to the terms of the existing sub-advisory agreement for the Portfolio between TAM and BFM, except that the New Sub-Advisory Agreement would replace BFM with BIM.

Following its review and consideration, the Board determined that the terms of the New Sub-Advisory Agreement were reasonable and that the approval of the New Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial one-year period. Prior to reaching their decision, the Board Members requested and received from TAM and BlackRock certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreement, including information they had previously received from TAM and BlackRock as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and BlackRock. The Board Members also considered certain information received in connection with their consideration of the renewal of the Management Agreement between TAM and the Trust, on behalf of the Portfolio, including comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Board Members also considered information about fees and performance of comparable funds and/or accounts managed by BlackRock.

In their deliberations, the Board Members met privately without representatives of TAM or BlackRock present and were represented throughout the process by their independent legal counsel. In considering the approval of the New Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. The Board considered the nature, extent and quality of the services provided by BFM to the Portfolio in the past and the services anticipated to be provided by BIM in the future. The Board noted that the approval of the New Sub-Advisory Agreement was not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolio and the contract holders, including compliance services. The Board considered the investment approach for the Portfolio, BlackRock’s responsiveness to any questions by the Board Members; and the professional qualifications and compensation program of the portfolio management team of BlackRock. The Board noted that the approval of the New Sub-Advisory Agreement was not expected to result in any changes to the Portfolio’s named portfolio managers. The Board also noted that BIM would utilize the same investment processes, key personnel and operations systems supporting the Portfolio’s investment strategies. The Board Members noted that, on a quarterly basis, they have received with respect to BFM, and would receive with respect to BIM, an execution analysis from Capital Institutional Services, Inc., an independent provider of trade analyses, and a comparison of trading results against a peer universe of managers.

The Board Members noted BFM’s past performance, investment management experience, capabilities and resources. The Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2018. Based on these considerations, the Board determined that the Sub-Adviser can provide sub-advisory services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Sub-Advisory Fees, Costs of Services to Be Provided and Profitability. The Board noted that the approval of the New Sub-Advisory Agreement would not result in any change in the rate of sub-advisory fees payable by TAM to BIM. The Board also noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and BIM, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. On the basis of these considerations, together with the other information they considered, the Board determined that the sub-advisory fee to be received by BIM under the New Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered BIM’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board Members concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to BIM in light of any economies of scale experienced in the future.

Benefits to BlackRock from its Relationship with the Portfolio. The Board considered other benefits derived by BlackRock from its relationship with the Portfolio. The Board Members noted that BIM may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board Members also noted that TAM believes that the use of soft dollars by BIM is generally appropriate and in the best interests of the Portfolio.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the New Sub-Advisory Agreement.

BROKERAGE INFORMATION

With respect to the Portfolio, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or BlackRock for the fiscal year ended December 31, 2018.

ADDITIONAL INFORMATION

TAM, the Portfolio’s investment manager, Transamerica Fund Services, Inc., the Portfolio’s transfer agent, and Transamerica Capital, Inc., the Portfolio’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of June 30, 2019 the Board Members and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of June 30, 2019, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Portfolio:

Name & Address	Portfolio Name	Class	Percent
AEGON Financial Partners—Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	Initial	96.58%

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	Service	92.24%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	Service	7.12%

Any investor who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any investor controlling a Portfolio may be able to determine the outcome of issues that are submitted to investors for vote and may be able to take action regarding the Portfolio without the consent or approval of other investors.

As of June 30, 2019, the following investor owned of record 25% or more of the outstanding shares of:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	79,590,147.189	90.56%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Transamerica Series Trust

/s/ Erin Nelson
Erin Nelson
Secretary

September 30, 2019

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

BLACKROCK INVESTMENT MANAGEMENT, LLC

This Agreement, dated July 1, 2019 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Investment Management, LLC, a Delaware limited liability corporation (referred to herein as the “Subadviser”).

WHEREAS, TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”);

WHEREAS, TAM had previously entered into an Investment Subadvisory Agreement with BlackRock Financial Management, Inc. (“BFM”) dated May 1, 2009, as amended from time to time (the “Prior Subadvisory Agreement”) to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”); and

WHEREAS, TAM wishes to terminate the Prior Subadvisory Agreement and replace BFM with the Subadviser, effective upon such termination, to provide certain investment advisory services to the Fund and Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, and consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, the Subadviser shall direct the asset allocation strategy and the investment decisions to implement such strategy for the Fund in accordance with the target level of equity exposure as determined by TAM on the first Business Day of every month (“Target Allocation”) by the proprietary dynamic asset allocation model from Transamerica Capital Management (the “Model”). Following receipt of the Target Allocation by the Subadviser, the Subadviser shall have 5 Business Days to reallocate the Fund’s portfolio to reflect the new allocation; however, the Subadviser may request that TAM extend this period if the Subadviser deems such an extension to be in the best interest of the Fund and such request shall not be unreasonably withheld. The Subadviser shall not be responsible for determining the portion of the Fund’s assets that are directly held in cash and cash equivalents, but shall be responsible for allocating such assets among the appropriate Underlying Funds.

(b)

Based on the Model’s Target Allocation, from the series of Transamerica Funds and the Trust designated in the Fund’s prospectus and any exchange-traded funds approved by TAM in writing provided to the Subadviser (the “Underlying Funds”), the Subadviser shall decide in which of those Underlying Funds the Fund will invest and how much of the Fund’s assets to allocate to an Underlying Fund. The Subadviser shall not be required to allocate to all Underlying Funds. The Subadviser shall rebalance the Fund’s assets among the Underlying Funds as often as needed to maintain the Model’s Target Allocation. Nothing herein shall prevent the Subadviser from allocating assets of the Fund to Underlying Funds managed by the Subadviser or its affiliates.

(c)

Notwithstanding the Subadviser’s responsibility pursuant to paragraph (b) of this section to allocate assets among the Underlying Funds, TAM shall have sole control and responsibility for selecting the Underlying Funds and monitoring the Underlying Funds’ external managers.

(d)

The Subadviser shall communicate to the Trust’s custodian and transfer agent (as identified in the Fund’s current Prospectus) trade file instructions that are a result of its investment decisions, including rebalancing/reallocation determinations.

(e)

The Subadviser shall not vote proxy statements of the Underlying Funds that the Fund may receive. Such proxy statements will be voted by TAM, in accordance with the current proxy voting policies and procedures of the Trust and TAM.

(f)

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

(g)

The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting Underlying Funds held at any time in the Fund, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Fund assets, and TAM acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder.

3. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

4. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall provide the Subadviser with daily access to underlying holdings within each Underlying Fund. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

TAM shall provide no less than 30 days’ notice to the Subadviser of its intention to remove an Underlying Fund or to replace the subadviser of a series of Transamerica Funds or the Trust that is an Underlying Fund. TAM shall provide notice to the Subadviser prior to the addition of an Underlying Fund.

(c)

TAM has furnished the Subadviser a copy of the prospectus and statement of additional information of the Fund and agrees during the term of this Agreement, to furnish to the Subadviser at its principal office all prospectuses, proxy statements, financial reports to shareholders, sales and marketing literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Fund, the Subadviser or investment companies or other advisory accounts advised or sponsored by the Subadviser in any way, prior to the use thereof, and TAM shall not use any such materials without the prior written consent of the Subadviser, which shall not be unreasonably withheld. The Subadviser agrees to respond to TAM within a reasonable amount of time after receipt thereof to signify its consent or rejection. TAM agrees to furnish the Subadviser with copies of any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under the Agreement

(d)

TAM has furnished the Subadviser with copies of each of the following documents and will furnish to the Subadviser all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (1) The Trust’s Declaration of Trust, as in effect on the date hereof and as amended from time to time; (2) The By-Laws of the Trust as in effect on the date hereof and as amended from time to time; (3) Certified resolutions of the Board and the Trust authorizing the appointment of the TAM and the Subadviser and approving the Agreement; (4) Copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange; (5) An executed copy of the Agreement; and (6) A list of each affiliated person (and any affiliated person of such an affiliated person) of TAM. Until TAM delivers any such amendment or supplement to the documents listed in this section to the Fund, the Subadviser shall be fully protected in relying on the most recent versions of such documents or policies previously furnished to the Subadviser.

(e)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

5. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, and shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

6. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

7. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for one year from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

8. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

9. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the TAM shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

10. Representations of TAM. TAM represents, warrants and agrees as follows:

(a)

TAM (i) is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Subadviser of the occurrence of any event that either prevents TAM from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise or disqualifies it from serving in its designated capacities with respect to the Fund.

(b)	TAM acknowledges that it has received a copy of the Subadviser Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(c)

The Fund is registered as an open-end management investment company under the 1940 Act and that the Fund’s shares are registered under the Securities Act of 1933 and under any applicable state securities laws.

(d)

TAM hereby acknowledges that in performing its obligations pursuant to this agreement the Subadviser will be acting in reliance on the information provided by TAM relating to the financial condition, tax status, and investment objectives of Fund. TAM represents and warrants to the Subadviser that all such information is, and will be, accurate in all material respects, and that TAM will not fail to disclose any information which, if omitted, might render the information misleading.

11. Liability and Indemnification.

(a)

The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

(b)

Subject to the foregoing, the Subadviser shall indemnify and hold harmless TAM, the Fund and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including, without limitation, reasonable attorney’s fees) arising or resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The Subadviser shall not be liable to TAM, the Fund or their respective officers, directors, agents, employees, controlling persons or shareholders for (i) any acts of TAM or any other subadviser to Underlying Funds and (ii) acts of the Subadviser which result from or are based upon acts or omissions of TAM, including, but not limited to, failure of TAM to provide accurate and current information with respect to records maintained by TAM or any other subadviser to the Fund.

(c)

TAM shall indemnify and hold harmless the Subadviser, and its trustees/directors, officers, employees or agents, from any and all claims, losses, expenses, obligations and liabilities (including, without limitation, reasonable attorney’s fees) arising or resulting from TAM’s violation of applicable law, willful misfeasance, bad faith or gross negligence in TAM’s performance of its respective obligations or by reason of TAM’s reckless disregard of its respective obligations and duties under this Agreement. TAM acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

12. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-lA with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to review as soon as reasonably practicable future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, as provided in advance by TAM to the Subadviser, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, to the best of the Subadviser’s knowledge and belief, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, to the best of the Subadviser’s knowledge and belief, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

TAM hereby agrees to provide the Subadviser with the Registration Statement and any other information reasonably required by the Subadviser in writing as soon as reasonably practicable after any update thereto and prior to filing thereof with the SEC.

13. Delegation. To the extent permitted by law, the Subadviser may from time to time employ or associate itself with such person or persons, including affiliates, as it believes to be particularly fitted to assist it in the execution or performance of its obligations under this Agreement; provided, however, that the use of such persons does not relieve the Subadviser from any obligation or duty under this Agreement, and provided no such person serves or acts as an investment adviser separate from the Subadviser so as to require a new written contract pursuant to the 1940 Act. The Subadviser shall remain liable for the performance of its obligations under this Agreement, and for the acts and omissions of its employees or associates. The compensation of any such person will be paid by the Subadviser, and no obligation will be incurred by, or on behalf of, TAM, the Trust or the Fund with respect to them.

14. Confidential Information. To enable the Subadviser to provide the subadvisory services specified in Section 2 of this Agreement, the Trust’s custodian, TAM and/or its affiliates will provide the Subadviser with material non-public information concerning portfolio holdings of the Underlying Funds (“Confidential Information”). Subadviser represents, warrants and agrees that such Confidential Information will be kept confidential and will be used solely in connection with the Subadviser’s provision of subadvisory services to the Fund pursuant to this Agreement.

The Trust, the Fund and TAM will keep confidential records or confidential information respecting the Subadviser obtained pursuant to this Agreement. The Trust, the Fund and TAM will not disclose such confidential records or confidential information unless the Subadviser has authorized such disclosure, or unless such disclosure is required by applicable federal or state law or regulations or by a court or regulatory or self-regulatory authority having the requisite authority.

15. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

17. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

18. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

20. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael Ferraro

Name:	Michael Ferraro

Title:	Managing Director

Schedule A

as of July 1, 2019

Portfolio	Sub-Adviser Compensation*
Transamerica BlackRock Tactical Allocation VP	0.10% up to $1 billion; 0.08% in excess of $1 billion

*	As a percentage of average daily net assets on an annual basis.

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Tactical Allocation VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-800-851-9777

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica BlackRock Tactical Allocation VP (the “Portfolio”). The Portfolio is a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement is to inform investors that effective July 1, 2019, the Portfolio is sub-advised by BlackRock Investment Management, LLC (“BIM”). Prior to July 1, 2019, BIM served as the sub-adviser to all Transamerica funds sub-advised by a BlackRock entity, with the exception of the Portfolio, which was sub-advised by BlackRock Financial Management, Inc. (“BFM”). BlackRock recommended to Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, that it would be favorable to have all Transamerica funds, including the Portfolio, sub-advised by a single BlackRock sub-adviser. The Board unanimously approved BIM as the Portfolio’s new sub-adviser effective as of July 1, 2019. Based on the information provided by TAM and BlackRock, the Board concluded that the change in sub-adviser was in the best interests of the Portfolio and its investors. TAM will continue to serve as the Portfolio’s investment manager. In approving the new sub-advisory agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolio. The Information Statement provides information regarding the new sub-advisory agreement.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The Information Statement will be available on the Transamerica website until at least March 20, 2020 at https://www.transamerica.com/media/tf-bfm-to-bim-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-800-851-9777.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.